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                       SECURITIES AND EXCHANGE COMMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

        Date of Report (Date of Earliest Event Reported): April 25, 1997

                            SONICS & MATERIALS, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)






               0-20573                            06-0854713
       (Commission File Number)      (I.R.S. Employer Identification No.)




                              4 West Kenosia Avenue
                                Danbury, CT 06810
                    (Address of Principal Executive Offices)

                                      06810
                                   (Zip Code)
                                 (203) 744-4400
               (Registrant's Telepone Number, including area code)




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ITEM 5.  OTHER EVENTS

     On April 25, 1997, the Registrant issued a press release announcing that it had signed a letter of intent to acquire 100% of the stock of Tooltex, Inc., a privately held company located in Grove City, Ohio. Tooltex designs and manufactures automated systems for use in manufacturing operations of the plastic assembly and plastic decorating fields. The Company designs, manufacturers and services systems throughout the Midwest, providing a special expertise in ultrasonics.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     Sonics & Materials, Inc.
                                    (Registrant)

April 30, 1997                       By: /s/ Lauren H. Soloff
                                     -----------------------------
                                     Lauren H. Soloff
                                     Vice President, Corporate Secretary